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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-19426, 33-32235, 33-32243, 33-37464, 33-42817,
33-51756, 33-61777, 33-42818, 33-51764, 33-50777, 33-59165, 33-52197, 2-60117,
2-80183, 2-61333, 2-89417, 333-08116, 333-08497, 333-08118, 333-08495,
333-53973, 333-53995 and 333-38514) of Storage Technology Corporation of our report dated January 25, 2001 relating to the financial statements, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Denver, Colorado
February 20, 2001